UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition

On July 28, 2016, State Bank Financial Corporation ("State Bank Financial"), the holding company for State Bank and Trust Company, issued a press release announcing its unaudited financial results for the second quarter ended June 30, 2016. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

A copy of the slide presentation that State Bank Financial will present during the earnings conference call starting at 11:00 AM eastern time on July 28, 2016 is attached to this Current Report on Form 8-K as Exhibit 99.2. The slide presentation is also available on the company’s website, www.statebt.com, under the “Investors” section.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of State Bank Financial under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The only information contained in the press release and the slide presentation furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, that is being filed under this Item 8.01 for the purposes of Rule 425 under the Securities Act of 1933, as amended, is the information related solely to the proposed mergers between State Bank Financial and NBG Bancorp, Inc. and State Bank Financial and S Bankshares, Inc.

Additional Information About the Mergers and Where to Find It

Proposed Merger with NBG Bancorp, Inc.

In connection with the proposed merger transaction with NBG Bancorp, Inc., State Bank Financial has filed a registration statement on Form S-4 (Registration Statement No. 333-211445) that includes a joint proxy statement/prospectus. The SEC declared the registration statement effective on June 15, 2016. A definitive proxy statement/prospectus dated June 15, 2016 was mailed on or about June 20, 2016 to the shareholders of NBG Bancorp, Inc. The registration statement and the proxy statement/prospectus filed with the SEC related to the proposed transaction contains important information about State Bank Financial, NBG Bancorp, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by State Bank Financial at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626.
State Bank Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NBG Bancorp, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger are provided in the proxy statement/prospectus described above. Additional information regarding State Bank Financial’s directors and executive officers is included in State Bank Financial’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from State Bank Financial using the contact information above.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Proposed Merger with S Bankshares, Inc.

In connection with the proposed merger transaction with S Bankshares, Inc., State Bank Financial will file a registration statement on Form S-4 with the SEC to register State Bank Financial’s shares that will be issued to S Bankshares, Inc. shareholders in connection with the transaction. The registration statement will include a proxy statement of S Bankshares, Inc. and a prospectus of State Bank Financial, as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about State Bank Financial, S Bankshares, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by State Bank Financial at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626.
State Bank Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of S Bankshares, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above when it is filed with the SEC. Additional information regarding State Bank Financial’s directors and executive officers is included in State Bank Financial’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from State Bank Financial using the contact information above.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit
99.1	Earnings Press Release dated July 28, 2016
99.2	Slide Presentation dated July 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: July 28, 2016	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer